                                                                    Exhibit 3.19


--------------------------------------------------------------------------------
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received: FEB 03 1998                         (FOR BUREAU USE ONLY)
--------------------------
                                                           FILED
-------------------------------------
Name:  PH. 517-663-2525  Ref # 80646                     FEB 03 1998
       Attn: Cheryl J. Bixby
       MICHIGAN RUNNER SERVICE                          Administrator
       P.O. Box 266                        MI DEPARTMENT OF CONSUMER & INDUSTRY
       Eaton Rapids, MI. 48827-0266         SERVICES CORPORATION, SECURITIES &
                                                  LAND DEVELOPMENT BUREAU
                                          EFFECTIVE DATE:
-------------------------------------    ---------------------------------------
DOCUMENT WILL BE RETURNED TO THE NAME
  AND ADDRESS YOU ENTER ABOVE


           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (PLEASE READ INFORMATION AND INSTRUCTIONS ON THE LAST PAGE)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

-------------------------------------------------------------------------------
1.   The present name of the corporation is:  Vic Tanny International, Inc.

2.   The identification number assigned by the Bureau is:  084952

3.   The location of its registered office is:

c/o The Corporation Company,
30600 Telegraph Road, Bingham Farms, Michigan   48025
-----------------------------------           ----------
  (Street Address)       (City)               (Zip Code)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
4. Article I of the Articles of Incorporation is hereby amended to read as follows:

     "The name of the corporation shall be Bally Total Fitness International, Inc."



-------------------------------------------------------------------------------
[ILLEGIBLE] -272-5/2/97)

--------------------------------------------------------------------------------

5. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

   The foregoing amendment to the Articles of Incorporation was duly adopted on
   the           day of                 , 19  , in accordance with the
   provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.


          Signed this           day of                       , 19     .
                      ---------        ----------------------    ----


  --------------------------------------  -------------------------------------
              (Signature)                             (Signature)


  --------------------------------------  -------------------------------------
          (Type or Print Name)                    (Type or Print Name)


  --------------------------------------  -------------------------------------
              (Signature)                             (Signature)

  --------------------------------------  -------------------------------------
          (Type or Print Name)                    (Type or Print Name)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

6. (FOR PROFIT CORPORATIONS, AND FOR NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

   The foregoing amendment to the Articles of Incorporation was duly adopted on the 18th day of December, 1997 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

   [ ] at a meeting. The necessary votes were cast in favor of the amendment.

   [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
       Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note:
       Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

   [X] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.



                      Signed this 5th day of January, 1998
                                  ---        -------    --

                      By /s/ Cary A. Gaan
                        --------------------------------------------
                        (Signature of President, Vice-President,
                         Chairperson, Vice-Chairperson)

                           Cary A. Gaan        Senior Vice President
                      ----------------------------------------------
                       (Type or Print Name)    (Type or Print Name)

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
-----------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                       DATE RECEIVED






           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS

            (Please read information and instructions on last page)


     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:


1.   The present name of the corporation is: VIC TANNY INTERNATIONAL, INC.

2.   The corporation identification number (CID) assigned by the Bureau is:
     084-952

3.   The location of its registered office is:

     615 Griswold                     Detroit,      Michigan    48226
     ----------------------------------------------          -----------
     (Street Address)                  (City)                 (ZIP Code)

     c/o CT Corporation


4. Article VIII of the Articles of Incorporation is hereby amended to read as follows:

               The term of the corporate existence is perpetual.

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the ____ day of ____________ , 19 ____ , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

     Signed this ______ day of ________________________________________, 19 ____


     ----------------------------------    -------------------------------------


     ----------------------------------    -------------------------------------


     ----------------------------------    -------------------------------------
   (Signatures of ALL incorporators; type or print name under each signature)


b. [XX] The foregoing amendment to the Articles of Incorporation was duly adopted on the 1st day of, April, 1983. The amendment: (check one of the following)

     [ ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were case in favor of the amendment.

     [ ] was duly adopted by the written consent of ALL the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

     [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than ALL of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

     [XX] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

                                               Signed this 10th day of May, 1991

                                             By /s/ CARY A. GAAN
                                             -----------------------------------
                                             Cary A. Gaan         Vice President

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS   Name of person or
INDICATED IN THE BOX BELOW. Include name, street and    organization
number (or P.O. box), city, state and ZIP Code.         remitting fees:

                                                        Vic Tanny
                                                        International, Inc.
                                                        -----------------------

----------------------------------------------------    -----------------------
                                                        Preparer's name and
   Ann L. Burt                                          business telephone
   Legal Assistant                                      number:
   Health & Tennis Corporation of America
   8700 W. Bryn Mawr Avenue-2nd Floor                      Ann L. Burt
   Chicago, IL 60631                                    -----------------------
                                                           (312) 380-3000
----------------------------------------------------    -----------------------

-------------------------------------------------------------------------------

                          INFORMATION AND INSTRUCTIONS

1. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

    Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving precuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 -- The article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators listed in Article V of the Articles of Incorporation. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.  FEES: Filing fee (Make remittance payable to State of Michigan).......$10.00
          Franchise fee for profit corporations (payable only if authorized capital stock has increased) -- 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.  Mail form and fee to:
        Michigan Department of Commerce
        Corporation and Securities Bureau
        Corporation Division
        P.O. Box 30054
        6546 Mercantile Way
        Lansing, MI 48909
        Telephone: (517) 334-6302

-------------------------------------------------------------------------------

C&S--111

                       (FOR USE BY DOMESTIC CORPORATIONS)

                        CERTIFICATE OF AMENDMENT TO THE

                          ARTICLES OF INCORPORATION OF


                         VIC TANNY INTERNATIONAL, INC.
                         -----------------------------
                             (Name of Corporation)

     The undersigned corporation executes the following Certificate of Amendment to its Articles of Incorporation pursuant to the provisions of Section 631, Act 284, Public Acts of 1972:

     1. The name of the corporation is Vic Tanny International, Inc. The location of the registered office is 22324 Michigan Avenue, Dearborn, Michigan 48120

     2. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation in accordance with Subsection (2) of
Section 611, Act 284, Public Acts of 1972, on the 1st day of April, 1983:

     Resolved, that Article V(3) of the Articles of Incorporation be amended to read as follows: (Any article being amended is required to be set forth in its entirety.)

                  "Article V. (3). (Deleted in its entirety.)"

     3. The necessary number of shares as required by statute were voted in favor of the amendment.

Dated this 30th day of April, 1984.


                                        VIC TANNY INTERNATIONAL, INC.
                                        ----------------------------------------
                                                    (Corporate Name)

                                        BY /s/ H. ROBERT JOCHEM
                                           -------------------------------------

                                            H. Robert Jochem, Vice President
                                        ----------------------------------------
                                             (Type or Print Name and Title)



                                              (See Instructions on Reverse Side)

          (Please do not write in spaces below -- for Department use)
--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
     Date Received
-------------------------
     May 18, 1984                                 (STAMP)
-------------------------                          FILED
                                                JUN 20 1984
-------------------------                      Administrator
                                       MICHIGAN DEPARTMENT OF COMMERCE
-------------------------              Corporation & Securities Bureau

-------------------------

-------------------------

-------------------------

--------------------------------------------------------------------------------



C & S--111

                          INFORMATION AND INSTRUCTIONS
               CERTIFICATE OF AMENDMENT -- DOMESTIC CORPORATIONS

1. This form may be used by both profit and non-profit corporations. In case of a non-profit corporation organized on a non-stock basis, "shareholders" shall be construed to be synonymous with "members".

2. An effective date, not later than 90 days subsequent to the date of filing may be stated in the Certificate of Amendment.

3. The Certificate of Amendment is required to be signed in ink by the chairman or vice-chairman of the board of directors or the president or a vice-president of the corporation.

4. One original copy is required. A true copy will be prepared by the Corporation and Securities Bureau and returned to the person submitting the Certificate of Amendment for filing.

5. FEES: Filing Fee ..................................................... $10.00

     Franchise Fee (payable only in case of increase in authorized capital stock) - 1/2 mill on each dollar of increase over highest previous authorized capital stock ...........................................
     (Make fee payable to State of Michigan)

6. Mail form and fee to:

     Michigan Department of Commerce
     Corporation and Securities Bureau
     Corporation Division
     P.O. Drawer C
     Lansing, Michigan 48904

                            (STATE OF MICHIGAN SEAL)

                        MICHIGAN DEPARTMENT OF COMMERCE

                               LANSING, MICHIGAN


This is to Certify That the Annexed Copy of

    Articles of Incorporation and Amendment of VIC TANNY INTERNATIONAL, INC.

has been compared by me with the record on file in this Department and that the same is a true copy thereof, and the whole of such record.


                                             In testimony whereof, I have
                                             hereunto set my hand and affixed
                                             the Seal of the Department, in the
                                             City of Lansing, this 4th day of
                                             February, 1983.

                                             /s/ [ILLEGIBLE]
                                             ---------------------------------
                                                                      Director

FORM 1


                           ARTICLES OF INCORPORATION


     These Articles of Incorporation are signed and acknowledged by the incorporators for the purpose of forming a corporation for profit under the provisions of Act No. 327 of the Public Acts of 1931, as amended, as follows:

                                   ARTICLE I.

     The name of the corporation is VIC TANNY DETROIT, INC.
                                    -------------------------------------------

                                  ARTICLE II.

     The purpose or purposes for which the corporation is formed are as follows:

To own, operate and purchase health clubs, gymnasiums and salons and to give courses of instruction in physical fitness and physical culture; to sell memberships in said health clubs, gymnasiums and salons and to sell products, such as health foods, incidental to the operation of health clubs, gymnasiums and salons; to buy, sell, lease and rent and generally deal in any and all types of merchandise, equipment, and property; to sponsor, operate and promote business ventures and enterprises; to invest in and sponsor all types of business ventures; to purchase, lease or otherwise acquire and to hold on, sell or dispose of real and personal property of all kinds, and in particular lands, buildings, business concerns and undertaking, shares of stock, mortgages, bonds, debentures and other securities, merchandise, book debts and claims, trade-marks, trade names, and any interest in any real or personal property, except that it shall not so engage as a broker.

In general to carry on any business in connection therewith and incident thereto not forbidden by the laws of the State of Michigan and with all the powers conferred upon corporations by the laws of the State of Michigan.

                                  ARTICLE III.

     Location of the first registered office is:

22324 Michigan Avenue,         Dearborn,              Wayne        , Michigan.
-------------------------------------------------------------------
(No.)    (Street)               (City)     (Zone)    (County)

     Postoffice address of the first registered office is:

22324 Michigan Avenue,                     Dearborn,               , Michigan.
-------------------------------------------------------------------
(No. and Street or P. O. Box)               (City)       (Zone)

                                  ARTICLE IV.

     The name of the first resident agent is Roy Zurkowski.
                                             ---------------------------------.

                                   ARTICLE V.

                     The total authorized capital stock is


                { Preferred shs.   None          }     { Par Value $                        }
     (1)        {                --------------- }     {             ---------------------- } per share
                { Common shs.      50,000        }     { Par Value $ 1.00                   }
                {             ------------------ }     {             ---------------------- }

                                                             { Book Value $                 }
                                                             {             ---------------- } per share
                    { Preferred  None         }              { Price fixed for sale $       }
and/or shs. of (2)  {           ------------- } no par value {                        ----- }
                    { Common  None            }              { Book Value $                 }
                    {        ---------------- }              {              --------------- } per share
                                                             { Price fixed for sale $       }
                                                             {                        ----- }

     (3) A statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:

The stock of this Corporation is non-transferable unless it has been first offered to the other stockholders of record of the Corporation and proof filed with the Secretary of the Corporation in compliance therewith.

FORM 1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  ARTICLE VI.

     The names and places of residence or business of each of the incorporators and the number and class of shares subscribed for by each are as follows:
(Statute requires one or more incorporators)
================================================================================

                                                                                     NUMBER OF SHARES
                                                                           ------------------------------------
NAME                             RESIDENCE OR BUSINESS ADDRESS             Par Stock              Non-Par Stock
                                                                      -------------------      ----------------
               (NO.)     (STREET)       (CITY)         (STATE)        Common    Preferred      Common    Preferred
-------------------------------------------------------------------------------------------------------------------

Jack Clark     22324 Michigan,          Dearborn,      Mich.          333       None           None      None
-------------------------------------------------------------------------------------------------------------------
Don Wildman    22324 Michigan,          Dearborn,      Mich.          333       None           None      None
-------------------------------------------------------------------------------------------------------------------
Roy Zurkowski  22324 Michigan,          Dearborn,      Mich.          334       None           None      None
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


                                  ARTICLE VII.

     The names and addresses of the first board of directors are as follows:

(Statute requires at least three directors)
================================================================================


               NAME                                        RESIDENCE OR BUSINESS ADDRESS
                                        (No.)       (Street)         (City)      (State)
----------------------------------------------------------------------------------------
Jack Clark                              22324     Michigan Avenue,   Dearborn,  Michigan
----------------------------------------------------------------------------------------
Don Wildman                             22324     Michigan Avenue,   Dearborn,  Michigan
----------------------------------------------------------------------------------------
Roy Zurkowski                           22324     Michigan Avenue,   Dearborn,  Michigan
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                                 ARTICLE VIII.

     The term of the corporate existence is thirty years.

                                  ARTICLE IX.

     Whenever a compromise or arrangement or any plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them and/or between this corporation and its shareholders or any class of them, any court of equity jurisdiction within the state of Michigan, may on the application of this corporation or of any creditor or shareholder thereof, or on the application of any receiver or receivers appointed for this corporation, order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders, as the case may be, to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders, as the case may be, to be affected by the proposed compromise or arrangement or reorganization, agree to any compromise or arrangement or to any reorganization of this corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the shareholders or class of shareholders, as the case may be, and also on this corporation.

                                   ARTICLE X
     (Here insert any desired additional provisions authorized by the Act.)

None.
--------------------------------------------------------------------------------

     We, the incorporators, sign our names this 30th day of August,        1962
                                                                    ------
  (All parties appearing under Article VI are required to sing in this space)

/s/ JACK CLARK
--------------------------------------------------------------------------------
(Jack Clark)

/s/ DON WILDMAN
--------------------------------------------------------------------------------
(Don Wildman)

/s/ ROY ZURKOWSKI
--------------------------------------------------------------------------------
(Roy Zurkowski)


STATE OF MICHIGAN }         (One or more of the parties signing must acknowledge
                    ss.                      before the Notary)
COUNTY OF WAYNE   }

     On this 30th day of August, 1962 before me personally appeared Jack Clark, Don Wildman and Roy Zurkowski to me known to be the persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.

                                              /s/ BARBARA A. KRALL
                                              ----------------------------------
                                              (Signature of Notary)

                                              Barbara A. Krall
                                              ----------------------------------
                                              (Print or type name of Notary)

                                              Notary Public for Wayne County,
                                              State of Michigan.

                                              My commission expires
                                              March 20, 1964.
                                              (Notarial seal required if
                                              acknowledgment taken out of State)

                                    RECEIVED

                                  SEP 10 1962

                            MICHIGAN CORPORATION AND
                             SECURITIES COMMISSION



                                    ORIGINAL
                       (CORPORATION FOR PECUNIARY PROFIT)
                           ARTICLES OF INCORPORATION
                                       OF

                            VIC TANNY DETROIT, INC.
                     -------------------------------------
                     (PLEASE TYPE OR PRINT CORPORATE NAME)


               UNDER ACT NO. 327, PUBLIC ACTS, 1931, AS AMENDED.

    (THIS BLANK PREPARED BY MICHIGAN CORPORATION AND SECURITIES COMMISSION.)


                                     FILED

                                  SEP 11 1962

                            /s/ RAYMOND [ILLEGIBLE]

                                  COMMISSIONER
                            MICHIGAN CORPORATION AND
                             SECURITIES COMMISSION


                            MICHIGAN CORPORATION AND
                             SECURITIES COMMISSION

                                  SEP 11 1962

                                /s/ [ILLEGIBLE]
                              --------------------
                                  Compared by


                       MAIL THREE SIGNED AND ACKNOWLEDGED
                                   COPIES TO:

                  MICHIGAN CORPORATION & SECURITIES COMMISSION
                  P.O. BOX 893             LANSING 4, MICHIGAN

                                     (SEAL)

FORM 16-[ILLEGIBLE]-10M

                               STATE OF MICHIGAN
                        MICHIGAN DEPARTMENT OF TREASURY
                              CORPORATION DIVISION
                               LANSING, MICHIGAN

--------------------------------------------------------------------------------
               DO NOT WRITE IN SPACE BELOW -- FOR DEPARTMENT USE
--------------------------------------------------------------------------------
DATE RECEIVED:        COMPARED BY:
SEP 25 1970                                                    FILED
--------------------------------------------------          SEP 30 1970
                      DATE:                             /s/ ALLISON GREEN
                                                         STATE TREASURER
--------------------                                    Michigan Department
                                                            of Treasury

--------------------------------------------------
                      EXAMINER:

--------------------                                         TRUE COPY
                                                        MICHIGAN DEPARTMENT
                                [ILLEGIBLE]                 OF TREASURY
--------------------

--------------------------------------------------------------------------------

                        CERTIFICATE OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION

                            Vic Tanny Detroit, Inc.
--------------------------------------------------------------------------------
                                (Corporate Name)

a Michigan corporation, whose registered office is located at

22324 Michigan Avenue Dearborn, Wayne   Michigan 48120, certifies pursuant to
---------------------------------------          -----
(No.)   (Street)      (City)   (County)        (Zip Code)

the provisions of Section 43 of Act No. 327 of the Public Acts of 1931, as

amended, that at a meeting of the       Shareholders        of said corporation
                                  -------------------------
                                  (Shareholders or members)

called for the purpose of amending the articles of incorporation, and held on the 1st day of August, 1970, it was resolved by the vote of the holders of two-thirds of the shares of each class entitled to vote and by two-thirds of the shares of each class whose rights, privileges or preferences are changed, that

Article No. I of the Articles of Incorporation is amended to read as follows,

viz.:

                                   ARTICLE I.
    (Any article being amended is required to be set forth in its entirety.)

          The name of the corporation is VIC TANNY INTERNATIONAL, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FORM 16                                          (Continued on the reverse side)

FORM 16

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTE: Sec. 43, amended by Act 155, P.A. 1953, provides:

      "**** That any amendment which impairs the preemptive right of the holders of shares of any class of capital stock entitled to such right shall be approved by the vote of the holders of 2/3 of the shares of each such class.****"


Signed on [ILLEGIBLE], 1970

                                              [ILLEGIBLE]
                                   ------------------------------------
                                             (Corporate Name)

                               By  /s/ ROY ZURKOWSKI
                                   ------------------------------------
                                       (PRESIDENT OF [ILLEGIBLE]

                                   ROY ZURKOWSKI
                                   /s/ [ILLEGIBLE]
                                   ------------------------------------
                                    (SECRETARY OR ASSISTANT SECRETARY)
(Corporate Seal if any)


STATE OF MICHIGAN      )
                         SS.
COUNTY OF WAYNE        )

On this 1st day of August, 1970, before me appeared Roy Zurkowski (NAME OF PRESIDENT OF [ILLEGIBLE]) to me personally known, who, being by me duly sworn, did say that he is the president of Vic Tanny Detroit, Inc. (CORPORATE NAME), which executed the foregoing instrument, and that *[the seal affixed to said instrument is the corporate seal of said corporation, and that] said instrument was signed *[and sealed] in behalf of said corporation by authority of its board of directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

*If corporation has no seal strike out the words in brackets and add at end of acknowledgement the following: "and that said corporation has no corporate seal".


                                   /s/ LINDA S. KRALL
                              -------------------------------
                                   (SIGNATURE OF NOTARY)

                              Notary Public for Wayne County,

                              State of Michigan

                                         LINDA. S. KRALL
                              Notary Public, Wayne County, Michigan
                              My Commission expires March 12, 1974

                              (Notarial seal required if acknowledgement
                               taken out of State)


                   Mail One Signed and Acknowledged Copy To:
                        Michigan Department of Treasury
                              Corporation Division
                  P.O. Drawer C       Lansing, Michigan 48904
           Filing Fee $5.00 -- Make fee payable to State of Michigan

FORM 16-[ILLEGIBLE]-10M

                               STATE OF MICHIGAN
                        MICHIGAN DEPARTMENT OF TREASURY
                              CORPORATION DIVISION
                               LANSING, MICHIGAN

--------------------------------------------------------------------------------
               DO NOT WRITE IN SPACE BELOW -- FOR DEPARTMENT USE
--------------------------------------------------------------------------------
DATE RECEIVED:        COMPARED BY:
SEP 25 1970                                                    FILED
--------------------------------------------------          SEP 30 1970
                      DATE:                             /S/ ALLISON GREEN
                                                         STATE TREASURER
--------------------                                   MICHIGAN DEPARTMENT
                                                           OF TREASURY

--------------------------------------------------
                      EXAMINER:                             TRUE COPY
                                                       MICHIGAN DEPARTMENT
--------------------                                       OF TREASURY

                          [ILLEGIBLE]
--------------------


--------------------------------------------------------------------------------

                        CERTIFICATE OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION

                            Vic Tanny Detroit, Inc.
--------------------------------------------------------------------------------
                                (Corporate Name)

a Michigan corporation, whose registered office is located at
22324 Michigan Avenue Dearborn, Wayne   Michigan 48120, certifies pursuant to
---------------------------------------          -----
(No.)   (Street)      (City)   (County)        (Zip Code)

the provisions of Section 43 of Act No. 327 of the Public Acts of 1931, as
amended, that at a meeting of the          Shareholders     of said corporation
                                  -------------------------
                                  (Shareholders or members)

called for the purpose of amending the articles of incorporation, and held on the 1st day of August, 1970, it was resolved by the vote of the holders of two-thirds of the shares of each class entitled to vote and by two-thirds of the shares of each class whose rights, privileges or preferences are changed, that Article No. I of the Articles of Incorporation is amended to read as follows, viz.:

                                   ARTICLE I.
    (Any article being amended is required to be set forth in its entirety.)

          The name of the corporation is VIC TANNY INTERNATIONAL, INC.
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FORM 16                                          (Continued on the reverse side)

FORM 16

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NOTE: Sec. 43, amended by Act 155, P.A. 1953, provides:

      "**** That any amendment which impairs the preemptive right of the holders of shares of any class of capital stock entitled to such right shall be approved by the vote of the holders of 2/3 of the shares of each such class.****"


Signed on August 1, 1970

                                          Vic Tanny Detroit, Inc.
                                   ------------------------------------
                                             (Corporate Name)

                               By  /s/ ROY ZURKOWSKI
                                   ------------------------------------
                                       (PRESIDENT OF [ILLEGIBLE]

                                   ROY ZURKOWSKI
                                   /s/ [ILLEGIBLE]
                                   ------------------------------------
                                    (SECRETARY OR ASSISTANT SECRETARY)
(Corporate Seal if any)


STATE OF MICHIGAN      )
                         SS.
COUNTY OF WAYNE        )

On this 1st day of August, 1970, before me appeared Roy Zurkowski (NAME OF PRESIDENT OF [ILLEGIBLE]) to me personally known, who, being by me duly sworn, did say that he is the president of Vic Tanny Detroit, Inc., (CORPORATE NAME) which executed the foregoing instrument, and that *[the seal affixed to said instrument is the corporate seal of said corporation, and that] said instrument was signed *[and sealed] in behalf of said corporation by authority of its board of directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

*If corporation has no seal strike out the words in brackets and add at end of acknowledgement the following: "and that said corporation has no corporate seal".


                                   /s/ LINDA S. KRALL
                              -------------------------------
                                   (SIGNATURE OF NOTARY)

                              Notary Public for Wayne County,

                              State of Michigan

                                         LINDA. S. KRALL
                              Notary Public, Wayne County, Michigan
                              My Commission expires March 12, 1974

                              (Notarial seal required if acknowledgement
                               taken out of State)


                   Mail One Signed and Acknowledged Copy To:
                        Michigan Department of Treasury
                              Corporation Division
                  P.O. Drawer C       Lansing, Michigan 48904
           Filing Fee $5.00 -- Make fee payable to State of Michigan

                            UNITED STATES OF AMERICA

                         (THE STATE OF MICHIGAN EMBLEM)

                 MICHIGAN CORPORATION AND SECURITIES COMMISSION

                               LANSING, MICHIGAN


To All To Whom These Presents Shall Come:

     I, Raymond F. Clevenger, Commissioner of the Michigan Corporation and Securities Commission, Do Hereby Certify That Articles of Incorporation of VIC TANNY DETROIT, INC. were duly filed in this office on the 11th day of September, 1962, in conformity with Act 327, Public Acts of 1931, as amended.


                                             In testimony whereof, I have
                                             hereunto set my hand and affixed
                                             the Seal of the Commission, in the
                                             City of Lansing, this 11th day of
                                             September, 1962.

                                             /s/ RAYMOND CLEVENGER
                                             ---------------------------------
                                                                 Commissioner.

FORM 1


                           ARTICLES OF INCORPORATION


     These Articles of Incorporation are signed and acknowledged by the incorporators for the purpose of forming a corporation for profit under the provisions of Act No. 327 of the Public Acts of 1931, as amended, as follows:

                                   ARTICLE I.

     The name of the corporation is VIC TANNY DETROIT, INC.
                                    -------------------------------------------

                                  ARTICLE II.

     The purpose or purposes for which the corporation is formed are as follows:

To own, operate and purchase health clubs, gymnasiums and salons and to give courses of instruction in physical fitness and physical culture; to sell memberships in said health clubs, gymnasiums and salons and to sell products, such as health foods, incidental to the operation of health clubs, gymnasiums and salons; to buy, sell, lease and rent and generally deal in any and all types of merchandise, equipment, and property; to sponsor, operate and promote business ventures and enterprises; to invest in and sponsor all types of business ventures; to purchase, lease or otherwise acquire and to hold on, sell or dispose of real and personal property of all kinds, and in particular lands, buildings, business concerns and undertaking, shares of stock, mortgages, bonds, debentures and other securities, merchandise, book debts and claims, trade-marks, trade names, and any interest in any real or personal property, except that it shall not so engage as a broker.

In general to carry on any business in connection therewith and incident thereto not forbidden by the laws of the State of Michigan and with all the powers conferred upon corporations by the laws of the State of Michigan.

                                  ARTICLE III.

     Location of the first registered office is:

22324 Michigan Avenue,         Dearborn,              Wayne        , Michigan.
-------------------------------------------------------------------
(No.)    (Street)               (City)     (Zone)    (County)

     Postoffice address of the first registered office is:

22324 Michigan Avenue,                     Dearborn,               , Michigan.
-------------------------------------------------------------------
(No. and Street or P. O. Box)               (City)       (Zone)

                                  ARTICLE IV.

     The name of the first resident agent is Roy Zurkowski.
                                             ---------------------------------.

                                   ARTICLE V.

                     The total authorized capital stock is


                { Preferred shs.   None          }     { Par Value $                        }
     (1)        {                --------------- }     {             ---------------------- } per share
                { Common shs.      50,000        }     { Par Value $ 1.00                   }
                {             ------------------ }     {             ---------------------- }

                                                             { Book Value $                 }
                                                             {             ---------------- } per share
                    { Preferred  None         }              { Price fixed for sale $       }
and/or shs. of (2)  {           ------------- } no par value {                        ----- }
                    { Common  None            }              { Book Value $                 }
                    {        ---------------- }              {              --------------- } per share
                                                             { Price fixed for sale $       }
                                                             {                        ----- }

     (3) A statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:

The stock of this Corporation is non-transferable unless it has been first offered to the other stockholders of record of the Corporation and proof filed with the Secretary of the Corporation in compliance therewith.

FORM 1

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                                  ARTICLE VI.

     The names and places of residence or business of each of the incorporators and the number and class of shares subscribed for by each are as follows:
(Statute requires one or more incorporators)
================================================================================

                                                                                     NUMBER OF SHARES
                                                                           ------------------------------------
NAME                             RESIDENCE OR BUSINESS ADDRESS             Par Stock              Non-Par Stock
                                                                      -------------------      ----------------
               (NO.)     (STREET)       (CITY)         (STATE)        Common    Preferred      Common    Preferred
-------------------------------------------------------------------------------------------------------------------

Jack Clark     22324 Michigan,          Dearborn,      Mich.          333       None           None      None
-------------------------------------------------------------------------------------------------------------------
Don Wildman    22324 Michigan,          Dearborn,      Mich.          333       None           None      None
-------------------------------------------------------------------------------------------------------------------
Roy Zurkowski  22324 Michigan,          Dearborn,      Mich.          334       None           None      None
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


                                  ARTICLE VII.

     The names and addresses of the first board of directors are as follows:

(Statute requires at least three directors)
================================================================================


               NAME                                        RESIDENCE OR BUSINESS ADDRESS
                                        (No.)       (Street)         (City)      (State)
----------------------------------------------------------------------------------------
Jack Clark                              22324     Michigan Avenue,   Dearborn,  Michigan
----------------------------------------------------------------------------------------
Don Wildman                             22324     Michigan Avenue,   Dearborn,  Michigan
----------------------------------------------------------------------------------------
Roy Zurkowski                           22324     Michigan Avenue,   Dearborn,  Michigan
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                                 ARTICLE VIII.

     The term of the corporate existence is thirty years.

                                  ARTICLE IX.

     Whenever a compromise or arrangement or any plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them and/or between this corporation and its shareholders or any class of them, any court of equity jurisdiction within the state of Michigan, may on the application of this corporation or of any creditor or shareholder thereof, or on the application of any receiver or receivers appointed for this corporation, order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders, as the case may be, to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders, as the case may be, to be affected by the proposed compromise or arrangement or reorganization, agree to any compromise or arrangement or to any reorganization of this corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the shareholders or class of shareholders, as the case may be, and also on this corporation.

                                   ARTICLE X
     (Here insert any desired additional provisions authorized by the Act.)

None.
--------------------------------------------------------------------------------

     We, the incorporators, sign our names this 30th day of August,        1962
                                                                    ------
  (All parties appearing under Article VI are required to sing in this space)

/s/ JACK CLARK
--------------------------------------------------------------------------------
(Jack Clark)

/s/ DON WILDMAN
--------------------------------------------------------------------------------
(Don Wildman)

/s/ ROY ZURKOWSKI
--------------------------------------------------------------------------------
(Roy Zurkowski)


STATE OF MICHIGAN }         (One or more of the parties signing must acknowledge
                    ss.                      before the Notary)
COUNTY OF WAYNE   }

     On this 30th day of August, 1962 before me personally appeared Jack Clark, Don Wildman and Roy Zurkowski to me known to be the persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.

                                              /s/ BARBARA A. KRALL
                                              ----------------------------------
                                              (Signature of Notary)

                                              Barbara A. Krall
                                              ----------------------------------
                                              (Print or type name of Notary)

                                              Notary Public for Wayne County,
                                              State of Michigan.

                                              My commission expires
                                              March 20, 1964.
                                              (Notarial seal required if
                                              acknowledgment taken out of State)

                                    RECEIVED

                                  SEP 10 1962

                            MICHIGAN CORPORATION AND
                             SECURITIES COMMISSION



                                    ORIGINAL
                       (CORPORATION FOR PECUNIARY PROFIT)
                           ARTICLES OF INCORPORATION
                                       OF

                            VIC TANNY DETROIT, INC.
                     -------------------------------------
                     (PLEASE TYPE OR PRINT CORPORATE NAME)


               UNDER ACT NO. 327, PUBLIC ACTS, 1931, AS AMENDED.

    (THIS BLANK PREPARED BY MICHIGAN CORPORATION AND SECURITIES COMMISSION.)


                                     FILED

                                  SEP 11 1962

                      THIS IS TO CERTIFY THESE ARTICLES TO
                      BE A TRUE COPY OF THE ORIGINAL ON
                      FILE IN THIS OFFICE.

                            /s/ RAYMOND [ILLEGIBLE]

                                  COMMISSIONER
                            MICHIGAN CORPORATION AND
                             SECURITIES COMMISSION


                            MICHIGAN CORPORATION AND
                             SECURITIES COMMISSION

                                  SEP 11 1962

                                /s/ [ILLEGIBLE]
                               -----------------
                                  Compared by


                       MAIL THREE SIGNED AND ACKNOWLEDGED
                                   COPIES TO:

                  MICHIGAN CORPORATION & SECURITIES COMMISSION
                  P.O. BOX 893             LANSING 4, MICHIGAN

                                     (SEAL)